United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Locker Group Incorporated
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN LOCKER GROUP INCORPORATED

2701 Regent Boulevard, Suite 200

DFW Airport, Texas 75261

April 16, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of American Locker Group Incorporated to be held on May 8, 2013 at 9:00 a.m., local time, at 2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the annual meeting, a proxy card for use in voting at the meeting and American Locker Group Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2012.

Your vote is important, regardless of the number of shares you hold. We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed proxy card as soon as possible. It is important that your shares be represented at the meeting.

Very truly yours,

Anthony B. Johnston
Chairman, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person, even if he or she has returned a proxy.

AMERICAN LOCKER GROUP INCORPORATED

2701 Regent Boulevard, Suite 200

DFW Airport, Texas 75261

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 8, 2013

The annual meeting (the “Annual Meeting”) of stockholders of American Locker Group Incorporated, a Delaware corporation (the “Company”), will be held on May 8, 2013, at 9:00 a.m., local time, at the Company’s headquarters located at 2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261, to consider and vote on the following matters:

•

the election of seven directors to serve on the Board of Directors of the Company, each to serve until the annual meeting of the Company’s stockholders following the fiscal year ending December 31, 2013 or until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office;

•	the ratification of the appointment of Travis Wolff, LLP as independent auditors for the Company for the fiscal year ending December 31, 2013;

•	the advisory, non-binding proposal to approve executive compensation as reported in this Proxy Statement;

•	the advisory, non-binding proposal to vote on the frequency of future advisory votes on executive compensation; and

•	the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on March 20, 2013 (the “Record Date”) has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of the Company’s common stock, $1.00 par value per share (the “Common Stock”), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and at the Company’s offices at the address on this notice for any purpose germane to the Annual Meeting during ordinary business hours for the 10 days preceding the Annual Meeting.

Stockholders will need to register at the Annual Meeting in order to attend. You will need proof of your identity and proof of ownership of shares of Common Stock as of the Record Date in order to register. If your shares are not registered in your name, you will need to bring to the Annual Meeting either a copy of an account statement or a letter from the broker, bank or other institution in which your shares are registered that shows your ownership as of the Record Date.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card as promptly as possible. You may revoke your proxy before the Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

Important Notice Regarding The Availability Of Proxy Materials For The Stockholder Meeting To Be Held On May 8, 2013: The annual report and proxy statement are available at https://proxydocs.com/algi.

By Order of the Board of Directors,

Anthony B. Johnston
Chairman, President and Chief Executive Officer

DFW Airport, Texas

April 16, 2013

i

AMERICAN LOCKER GROUP INCORPORATED

2701 Regent Boulevard, Suite 200

DFW Airport, Texas 75261

PROXY STATEMENT

GENERAL INFORMATION

The board of directors of American Locker Group Incorporated (the “Board of Directors”) requests your proxy for use at the Annual Meeting of the stockholders of the Company to be held on May 8, 2013, at 9:00 a.m., local time, at the Company’s headquarters located at 2701 Regent Boulevard, Suite 200, DFW Airport, Texas 75261, and at any adjournment or postponement thereof. By signing and returning the enclosed proxy card, you authorize the persons named on the proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the form of proxy card were first mailed to stockholders of the Company on or about April 16, 2013.

As used in this proxy statement, the terms “we,” “our,” “us” and “Company” refer to American Locker Group Incorporated and its subsidiaries.

SOLICITATION AND REVOCABILITY OF PROXIES

This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company will not pay any compensation for the solicitation of proxies but will reimburse banking institutions, brokerage firms, custodians, nominees and fiduciaries that hold Common Stock of record for their reasonable expenses incurred in forwarding solicitation materials to the beneficial owners of the Common Stock. All costs of the solicitation, including reimbursement of forwarding expenses, will be paid by the Company.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed proxy or if you are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Annual Meeting if you:

(a)	sign and timely submit a later-dated proxy to the Secretary of the Company;

(b)	deliver written notice of revocation of the Proxy to the Secretary of the Company; or

(c)	attend the Annual Meeting and vote in person.

In the absence of any such proxy revocation, shares represented by the owners of Common Stock named on the proxies will be voted at the Annual Meeting by the persons holding the proxies for such shares.

VOTING

Voting Stock. The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, there were 1,687,319 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

Proxy Voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form furnished to you by your broker, bank or other nominee. If you attend the Annual Meeting, you may revoke your previously returned proxy and vote in person if you wish.

Record Date. Only holders of our Common Stock on the close of business on March 20, 2013 are entitled to notice of, and to vote at, the Annual Meeting. If you were a holder of record of our Common Stock on the Record Date, you are entitled to vote at the Annual Meeting.

Use of Proxies. All shares of Common Stock represented by properly executed proxies received before or at the Annual Meeting (and that are not revoked) will be voted as indicated in those proxies. If no instructions are indicated on a returned proxy, the proxy will be voted “FOR” the Board of Directors nominees named in this Proxy Statement, “FOR” the ratification of Travis Wolff, LLP (“Travis Wolff”) as the Company’s independent registered public accounting firm for the 2013 fiscal year, “FOR” approval of the compensation of our executive officers, and for the option of once every “THREE YEARS” as the preferred frequency for advisory votes on executive compensation.

QUORUM

Each outstanding share of Common Stock is entitled to one vote. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date must be represented at the Annual Meeting, either in person or by proxy. The presence, in person or by proxy, of such number of shares of Common Stock at the Annual Meeting shall constitute a quorum. If a quorum is not present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Board or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present, except that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

ABSTENTIONS AND BROKER NON-VOTES

If you own shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner of the shares or does not have the discretionary authority to vote on the beneficial owner’s behalf with respect to that item. Broker non-votes will count in determining if a quorum is present at the Annual Meeting.

If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present.

PROPOSAL ONE — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven directors. There is only one class of directors, and each director elected at the Annual Meeting will serve until the next annual meeting of stockholders, or until his or her successor, if any, is duly elected and qualified, or until his or her earlier death, resignation or removal from office. All of the directors nominated for election at the Annual Meeting have served as directors since the last annual meeting and are being nominated by the Board of Directors for election at the Annual Meeting. The nominees for director this year are our seven current directors: Messrs. Craig R. Frank, John E. Harris, Graeme L. Jack, Anthony B. Johnston, Paul B. Luber and Allen D. Tilley, and Dr. Mary A. Stanford.

Each of the nominees has confirmed that he or she will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes will be elected. The election of directors is considered a “non-discretionary” item and brokers and other nominees who have not received voting instructions from the beneficial owner of the shares held by such broker do not have the authority to vote in the election of directors. Accordingly, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Craig R. Frank, John E. Harris, Graeme L. Jack, Anthony B. Johnston, Paul B. Luber and Allen D. Tilley, and Dr. Mary A. Stanford.

PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors (the “Audit Committee”) has selected Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2013. Representatives of Travis Wolff are expected to be present at the Annual Meeting.

The Audit Committee has responsibility for selecting the Company’s independent auditors, and stockholder approval is not required. However, the selection of Travis Wolff is being submitted to the stockholders for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in future deliberations. If the selection of Travis Wolff as the Company’s independent auditors is not ratified at the Annual Meeting, the Audit Committee will investigate the possible bases for the negative vote and will consider the appointment in light of the results of its investigation.

Required Vote and Recommendation

Ratification of the selection of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law, the Company’s Certificate of Incorporation and its Amended and Restated Bylaws, an abstention will have the same legal effect as a vote against the ratification of Travis Wolff, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2013.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2013.

PROPOSAL THREE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). This vote is referred to by the SEC as a “say-on-pay” vote. Information regarding executive compensation is included in the compensation disclosures under the heading “Executive Compensation” beginning on page 13 of this Proxy Statement. This section contains the compensation disclosures required by Item 402 of Securities and Exchange Commission Regulation S-K. You are asked to approve the following resolution:

“Resolved, that the compensation paid to the Named Executive Officers of the Company as disclosed in the Executive Compensation section of the Proxy Statement for the 2013 Annual Meeting of Stockholders is hereby approved.”

Your vote is advisory and will not be binding on the Board of Directors or the Compensation Committee. However, we will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation

The Board of Directors recommends that stockholders vote “FOR” approval of the compensation of our Named Executive Officers.

PROPOSAL FOUR — ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Dodd-Frank also provides that our stockholders be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC, which the SEC refers to as a “say-on-pay” vote as described in Proposal Three above. By voting with respect to this Proposal Four, stockholders may indicate whether they would prefer that we conduct future “say-on-pay” votes once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for us and therefore recommends that you vote for a triennial advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board of Directors considered how an advisory vote held every three years will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. A triennial advisory vote occurring will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

This stockholder vote on the frequency of future advisory votes on executive compensation is advisory and not binding on the Board of Directors or the Company in any way. Notwithstanding the Board of Directors’ recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as the adoption of material changes to our executive compensation programs.

As required by Section 14A of the Exchange Act, we are asking stockholders to vote on the preferred frequency of future advisory votes on executive compensation by selecting the option of one year, two years, or three years (or abstain) in response to the following proposal at the 2013 Annual Meeting of Stockholders:

“Resolved, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Proxy Statement for the 2013 Annual Meeting of Stockholders should be every three years.”

Recommendation

The Board of Directors recommends that stockholders vote for the option of once every “THREE YEARS” as the preferred frequency for advisory votes on executive compensation.

BOARD OF DIRECTORS

Effective April 2, 2013, the Board of Directors appointed Anthony Johnston to serve as the Chairman of the Board, President and Chief Executive Officer. John Harris, the former Non-Executive Chairman of the Board, will serve as the Vice Chairman of the Board going forward.

The following table sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any directors and executive officers.

Name of Nominee	Age	Title
Anthony B. Johnston	52	Chairman of the Board , President and Chief Executive Officer
John E. Harris	52	Vice Chairman of the Board
Craig R. Frank	52	Director
Graeme L. Jack	45	Director
Paul B. Luber	52	Director
Mary A. Stanford	52	Director
Allen D. Tilley	75	Director

Anthony B. Johnston. Mr. Johnston, age 52, has served on the Company’s Board of Directors since February 2007. He has over 28 years of public company experience in both the manufacturing and service sectors. Previously, Mr. Johnston served as the Chief Financial Officer of Uniglobe Beacon Travel, a corporate travel management company based in Western Canada. Mr. Johnston was the principal owner of Okanagan Weight Loss Corp., a weight loss services company, from October 2008 until it was sold in 2011. From October 1996 until November 2007, he was a Senior Vice President with The Westaim Corporation, located in Calgary, Alberta, Canada, and during the period from 2002 to 2005, was President of iFire Technologies, a subsidiary of The Westaim Corporation. Prior to joining Westaim, Mr. Johnston spent 15 years with Canadian Airlines International in a variety of senior management and executive positions. Mr. Johnston serves on the boards of directors of two privately-held companies, ONETERRA Visa and Immigration Services and EssentialTalk Corporate Services. The Board considered Mr. Johnston’s extensive financial and managerial experience in determining that he was qualified to serve on the Board of Directors.

John E. Harris. Mr. Harris, 52, serves as the Vice Chairman of the Board and has been a Director since July 2005. Mr. Harris is a Vice President and Portfolio Manager for the Bank of Texas. From August 2006 until February 2008, Mr. Harris was a Portfolio Manager for US Trust, Bank of America Private Wealth Management. Before that, Mr. Harris was a Principal of Harris Capital Advisors, a consulting, investment analysis and private equity financing firm, from 2001 through August 2006. Mr. Harris also served as Vice President of Emerson Partners, a real estate private equity fund, from 2001 to 2003. Mr. Harris is a Chartered Financial Analyst and holds a Master of Business Administration from Southern Methodist University. The Board determined that Mr. Harris is qualified to serve on the Board of Directors as a result of his extensive management, operational, financial and investment banking experience as well as his track record of achievement and sound judgment as demonstrated by his experience in the banking and private equity industries.

Craig R. Frank. Mr. Frank, 52, has been a Director of the Company since March 2006. Mr. Frank has served as Chief Executive Officer of Tudog International Consulting, a business consulting firm, since 2002. Mr. Frank also served as the Chairman and Chief Executive Officer of Alternative Fuels Americas (AFAI.PK), a farm-to-fuel biodiesel company, during 2007, and has continued to serve in that role since 2010. In deciding to nominate Mr. Frank, the Board of Directors considered his extensive marketing and international business experience with a broad range of clients and industries.

Graeme L. Jack. Mr. Jack, 45, is an Executive Vice President with Busey Bank in Champaign, Illinois. Before joining Busey Bank, he was a Senior Vice President with Fifth Third Bank in Chicago from 2003 until August 2011. Before joining Fifth Third Bank, Mr. Jack spent five years in the Corporate Finance Department of J.P. Morgan and Chase Securities in both Brazil and New York. From 1989 through 1996, he served as a Company Executive Officer and Platoon Leader in the United States Marine Corps. Mr. Jack earned an MBA from Northwestern University and a B.A. from the University of Illinois. In deciding to nominate Mr. Jack, the Board of Directors considered his extensive corporate finance and commercial banking experience.

Paul B. Luber. Mr. Luber, 52, has been a Director of the Company since February 2010. Mr. Luber has served as President and CEO of The Jor-Mac Company from 2008 to present and, prior to that, he served as CEO of The Jor-Mac Company from 2000 through 2008. The Jor-Mac Company is a contract manufacturer of engineered metal fabrications that serves Fortune 1000 and middle market original equipment manufacturers throughout the United States, Canada, Mexico and Brazil. Mr. Luber serves as an active investor, board member, advisor and partner in other operating businesses and non-profit entities and as a Regent at the Milwaukee School of Engineering. Mr. Luber earned a degree in Mechanical Engineering and Master of Business Administration from the University of Wisconsin — Madison. In deciding to nominate Mr. Luber, the Board of Directors considered his extensive management, operational and engineering business expertise, in addition to his track record of achievement and sound judgment as demonstrated by his history as the CEO of The Jor-Mac Company.

Mary A. Stanford. Dr. Stanford, 52, has been a Director since July 2005. Dr. Stanford has been a Professor of Accounting at the Neeley School of Business at Texas Christian University since 2002. Dr. Stanford previously was an Associate Professor of Accounting at Syracuse University from 1999 to 2002. In deciding to nominate Dr. Stanford, the Board of Directors considered her extensive accounting experience and corporate governance knowledge, including her tenure as a Professor of Accounting at the Neeley School of Business and Texas Christian University.

Allen D. Tilley. Mr. Tilley, 75, has been a Director of the Company since September 2007 and was appointed Chief Executive Officer in February 2008. Mr. Tilley served as Chief Executive Officer until his retirement on September 1, 2011. Since September 2006, Mr. Tilley has served as an adjunct professor at Southern Methodist University’s School of Engineering. From 1998 through December 2006, Mr. Tilley was the President, CEO and partner of Schubert Packaging Systems (“SPS”), a subsidiary of a German-based packaging machine manufacturer and, from 1997 to 1998, served as a consultant to the packaging machine manufacturer prior to starting SPS. Prior to that, Mr. Tilley spent more than 20 years in various executive positions with Frito Lay and PepsiCo Foods International (“PFI”), divisions of PepsiCo, last serving as Vice President of Operations for PFI. Mr. Tilley holds a BS in Engineering from Kansas State University and a Master of Business Administration from Southern Methodist University. In deciding to nominate Mr. Tilley, the Board of Directors considered his extensive manufacturing and engineering experience and his more than 20 years of operational experience in large, diversified businesses.

There have been no events under any bankruptcy law, no criminal proceedings (excluding traffic violations and other minor offenses) and no judgments, orders, decrees or injunctions material to the evaluation of the ability and integrity of any executive officer, nominee or director of the Company during the past ten years.

DIRECTOR COMPENSATION

The following table sets forth certain information with respect to the compensation of all members of the Board of Directors for the year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Stock Awards	Total
Craig R. Frank	$12,000	$—	$12,000
John E. Harris (1)(2)	28,501	3,000	31,501
Graeme L. Jack	12,000	—	12,000
Anthony B. Johnston	12,000	—	12,000
Paul B. Luber (1)	9,000	3,000	12,000
Mary A. Stanford	15,500	—	15,500
Allen D. Tilley	12,000	—	12,000

(1)

Mr. Harris and Mr. Luber elected to receive their first quarterly payment of directors’ fees in the form of shares of Common Stock. Consequently, Mr. Harris and Mr. Luber were granted 2,190 and 2,190 shares, respectively, of Common Stock. The amounts in the Director Compensation Table for such stock awards reflect the aggregate grant date fair value of the stock awards computed in accordance with ASC Topic 718.

(2)

In the first half of 2012, Mr. Harris received $499 less than the Company’s standard director’s compensation for the Non-Executive Chairman. Mr. Harris agreed to waive receipt of the amount he was underpaid.

During the year ended December 31, 2012, each director who was not a salaried employee of the Company was paid an annual base director fee of $10,000, payable in quarterly installments. In recognition of the additional responsibilities and time commitment associated with their positions, the Non-Executive Chairman, Mr. John Harris, and the Chair of the Audit Committee, Dr. Stanford, received additional fees of $20,000 and $3,500, respectively, on an annual basis, payable in cash at the end of each calendar quarter. Each director received $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable in cash at the end of each calendar quarter. No director received additional compensation for attendance at any meeting of any committee of the Board of Directors.

In early 2012, the Company gave the Directors an option to receive a portion or all of their quarterly directors’ fees in shares of Common Stock. If the director made such election, the value of the shares is included in the Director Compensation table above under “Stock Awards.” The number of shares issuable to directors is determined based on the average last sales price of the Common Stock for a period of 30 trading days prior to the end of each fiscal quarter. Beginning April 1, 2012, Directors are no longer allowed the option to receive a portion or all of their quarterly director’s fees in shares of Common Stock and all such fees are paid in cash.

Anthony Johnston was appointed Chairman of the Board, President and Chief Executive Officer of the Company effective April 2, 2013. Mr. Johnston will continue to be a member of the Board of Directors and participate in its meetings but he no longer qualifies as an independent Director and will no longer serve on the Audit Committee or the Executive Compensation – Stock Option Committee. The only compensation he will receive for his services as a Director is $20,000 for his role as Chairman of the Board.

CORPORATE GOVERNANCE

Our Board of Directors oversees our overall performance on behalf of our stockholders. Members of our Board stay informed of our business through discussions with our Chief Executive Officer and other members of our executive team, by reviewing materials provided to them, and by participating in regularly scheduled Board and committee meetings.

Our Board is elected by our stockholders to govern the Company’s business and affairs. Our Board selects our senior management team, which is charged with conducting our business. Having selected our senior management team, our Board acts as an advisor to senior management and monitors their performance. Our Board reviews the Company’s strategies, financial objectives and operating plans. It also plans for management succession of our Chief Executive Officer, as well as other senior management positions, and oversees our compliance efforts.

Term of Office

The Company’s Certificate of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next annual meeting of the Company’s stockholders, until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal from office.

Director Independence

The Board of Directors has determined that all of its members, other than Mr. Tilley, who served as the Company’s Chief Executive Officer until September 1, 2011, and Mr. Johnston, who currently serves as the Company’s Chief Executive Officer, are “independent” within the meaning of the NASDAQ and SEC rules regarding independence, and that each such person is free of any relationship that would interfere with the individual exercise of independent judgment. Our Board has further determined that each member of the Board’s three committees meets the independence requirements applicable to those committees prescribed by NASDAQ and SEC rules, including Rule 10A-3(b)(1) under the Exchange Act related to audit committee member independence.

Board Leadership

Effective April, 2, 2013, Anthony Johnston was appointed our President and Chief Executive Officer and was named the Chairman of the Board. As Chairman, he succeeded John Harris, who, until that date, had served as our Non-Executive Chairman. The Company’s corporate governance documents provide the Board with maximum flexibility to select the appropriate leadership structure for the Company. The Board of Directors strongly believes at this time that the most effective Board leadership structure is to have Mr. Johnston serve as both Chairman and Chief Executive Officer and to have Mr. Harris, an independent director, serve as the Board’s Vice-Chairman. As discussed below, the Board of Directors believes that this leadership structure at the present time strikes the optimal balance between unified leadership and effective independent oversight.

The Company’s business is complex and its products are sold throughout the world. Especially in this challenging economy, the Board of Directors believes that it is best for the Company and its stockholders to have the same individual serve as Chairman and Chief Executive Officer. First, this structure promotes efficient board meetings. A combined Chairman and Chief Executive Officer acts as a bridge between management and the Board of Directors, encouraging, along with the independent Vice-Chairman, strong information flows so that both groups act with a common purpose. Second, this structure facilitates short-term crisis management and long-term strategic planning. The Chief Executive Officer has an in-depth knowledge of Company operations and the industries and markets in which the Company competes. As such, the Board of Directors believes that Mr. Johnston, rather than an outside director, is in the best position to bring valuable insights, business issues and market opportunities and risks to the Board’s attention for review and deliberation. Third, this Board leadership structure promotes decisive, unified leadership. With a combined Chairman and Chief Executive Officer, there is clarity about responsibility and accountability. Most importantly, combining the Chairman and Chief Executive Officer builds a cohesive corporate culture, allowing the Company to speak with a single voice both inside and outside the Company.

The Company does not have a lead director and does not believe that appointing a lead director would materially impact the performance of the Board of Directors, as it currently employs a variety of structural and operational controls that serve the same purpose. For example, our Vice-Chairman is an independent director. Also, each committee chair acts as “presiding director” for Board of Directors’ discussions on topics within the sphere of his or her committee. All members of the Board of Directors are free to suggest the inclusion of items on Board of Directors and committee meeting agendas, and, to the fullest extent possible, all meeting materials and presentations are distributed to the Board of Directors in advance, allowing efficient use of time during meetings for questions and comprehensive deliberations. All members of the Board of Directors have direct and complete access to the Company’s management at all times, subject to reasonable time constraints and their judgment. Additionally, the Chief Executive Officer’s performance and compensation are evaluated and determined by the Compensation Committee, which is comprised solely of independent directors. Finally, each committee of the Board of Directors, all of which are comprised solely of independent directors, has the right at any time to retain independent outside financial, legal or other advisors.

Board of Directors’ Role in Risk Management

The Board of Directors takes an active role in risk oversight of the Company both as a full board and through its committees. Strategic risk, which relates to the Company properly defining and achieving its high-level goals and mission, as well as operating risk, the effective and efficient use of resources and pursuit of opportunities, are regularly monitored and managed by the full Board of Directors through regular and consistent review of the Company’s operating performance and strategic plan. For example, at the Board of Directors meetings held last year, management provided presentations on the Company’s various operations and performance as a whole. In addition, the Board of Directors discusses risks related to the Company’s business strategy at various meetings held throughout the year as appropriate. Reporting risk and compliance risk are primarily overseen by the Audit Committee. The Audit Committee meets regularly throughout the year and receives input directly from management as well as the Company’s independent registered public accounting firm, Travis Wolff, regarding the Company’s financial reporting process, internal controls and public filings.

Code of Ethics

The Company has adopted a Code of Business Conduct, which is applicable to all employees, officers and directors of the Company. The Code of Business Conduct is intended to address conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets and compliance with laws, rules and regulations (including insider trading and reporting requirements). The Code of Ethics establishes special ethical rules with respect to the executive officers of the Company. It also establishes compliance procedures and mechanisms for reporting suspected violations. The Company’s Code of Business Conduct is available on the Company’s website (www.americanlocker.com). The Company intends to disclose amendments to, or waivers from, provisions of the Code of Business Conduct that apply to the executive officers by posting such information on its website.

Stockholder Communications with the Board of Directors

The Board of Directors has established a process to receive communications from stockholders and other interested parties. To communicate with the Board of Directors, any individual director or any group or committee of the Board of Directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent to:

American Locker Group Incorporated

c/o Corporate Secretary

PO Box 169

Coppell, Texas 75019

Communications sent in this manner will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Company’s directors.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors held four meetings during the fiscal year ended December 31, 2012. The Board of Directors has three standing committees: the Audit Committee; the Executive Compensation — Stock Option Committee; and the Nominating and Governance Committee. Each committee member is appointed by the Board of Directors and is “independent” as defined under NASDAQ rules and applicable rules and regulations of the SEC. During the fiscal year ended December 31, 2012, no director attended less than 75% of the aggregate number of meetings of the Board of Directors and the number of committee meetings of which such director was a part.

It is the Company’s policy that each member of the Board of Directors attends the Annual Meeting of the Company’s stockholders. All members of the Board of Directors were in attendance at the 2012 annual meeting of the Company’s stockholders, which was the last annual meeting of the Company’s stockholders that was held.

As of the date of this proxy statement, each director currently serves on the following committees:

Name of Director	Audit Committee	Executive Compensation-Stock Option Committee	Nominating and Governance Committee
Craig R. Frank	—	Member	Member
John E. Harris	Member	Member	Chair
Graeme L. Jack	Member	—	—
Anthony B. Johnston	—	—	—
Paul B. Luber	—	Chair	Member
Mary A. Stanford	Chair	—	—
Allen D. Tilley	—	—	—
Number of meetings held in 2012	4	6	None

Effective April 2, 2013, upon his appointment as President and Chief Executive Officer of the Company, Anthony Johnston resigned as a member of the Audit Committee and as the Chairperson of the Executive Compensation – Stock Option Committee. The Board of Directors intends for the Audit Committee and the Executive Compensation-Stock Option Committee to consist of at least three independent members of the Board of Directors. Accordingly, the Board of Directors has appointed John Harris to replace Mr. Johnston on the Audit Committee and the Executive Compensation – Stock Option Committee and has appointed Paul Luber as Chairperson of the Executive Compensation–Stock Option Committee.

Audit Committee

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the Company’s system of internal account and financial controls;

•	the qualifications and independence of the Company’s independent registered public accounting firm;

•	the performance of the Company’s internal audit function; and

•	the Company’s compliance with our Code of Business Ethics.

The role and other responsibilities of the Audit Committee are governed by an Amended and Restated Audit Committee Charter, which is available on our website (www.americanlocker.com).

All members of the Audit Committee are “independent” as defined under NASDAQ and SEC rules and regulations, and each member of the Audit Committee is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. The Board of Directors has determined that Dr. Stanford qualifies as an “audit committee financial expert” as defined by SEC regulations.

Executive Compensation — Stock Option Committee

The purpose of the Executive Compensation — Stock Option Committee’s (the “Compensation Committee”) is to assist the Board of Directors in determining the compensation of directors and senior management and to administer the Company’s benefit plans. The Compensation Committee determines the amount and form of executive officer and director compensation and recommends this to the Board of Directors as a whole. The Compensation Committee does not have a charter and does not have the authority to delegate its authority to establish compensation to other persons.

In fulfilling its duties, the Compensation Committee, among other things:

•

reviews periodically our executive compensation plans in light of the Company’s goals and objectives with respect to such plans and, if the committee deems appropriate, adopt, or recommend to our Board the adoption of new, or the amendment of existing, executive compensation plans;

•

evaluates annually the performance of our Chief Executive Officer and, with our CEO’s participation and input, that of our other executive officers in light of the goals and objectives of our executive compensation plans;

•	approve any equity compensation awarded to any of our executive officers, subject to the requirements of the applicable compensation plans; and

•

with respect to SEC reporting requirements, review and discuss with management our compensation discussion and analysis, and oversee the preparation of, and approve, the Compensation Committee’s report on executive compensation to be included in our proxy statement.

All members of the Compensation Committee are “independent” as defined under NASDAQ and SEC rules and regulations. The Compensation Committee recommends to the Board of Directors the compensation for the Company’s executive officers. The Board of Directors, as a whole, sets the compensation of the executive officers based upon the recommendations of the Compensation Committee. The Board of Directors consults with the Chief Executive Officer with respect to the compensation paid to the other executive officers.

Nominating and Governance Committee; Nominating Procedures

The Nominating and Governance Committee actively seeks and identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and selects each nominee for election as a member of the Board of Directors. The Nominating and Governance Committee also selects the membership composition of the committees of the Board of Directors. Only directors who meet the independence standards set by NASDAQ and the SEC are permitted to serve on the Nominating and Governance Committee. The Nominating and Governance Committee does not have a written charter.

The Nominating and Governance Committee reviews with the full Board of Directors at least annually the qualifications of new and existing members of the Board of Directors. The Nominating and Governance Committee also considers the level of independence of individual members and such other factors as the Board of Directors deems appropriate, including overall skills and excellence, to ensure the Company’s ongoing compliance with the independence and other standards set by NASDAQ and the SEC.

All members of the Nominating and Governance Committee are “independent” as defined under NASDAQ and SEC rules and regulations.

The Nominating and Governance Committee is responsible for evaluating potential candidates for membership on the Board of Directors and evaluates prospective nominees identified on its own initiative as well as those candidates recommended to it by members of the Board of Directors, management or stockholders. The Nominating and Governance Committee uses the same criteria for evaluating candidates recommended by stockholders in accordance with the procedures outlined below as it does for those proposed by other members of the Board of Directors or management.

To be considered for membership on the Board of Directors, a proposed candidate must: be of proven integrity with a record of substantial achievement in an area of relevance to the Company; have demonstrated ability and sound judgment that usually will be based on broad experience; be able and willing to devote the required amount of time to the Company’s affairs; possess a judicious and critical temperament that will enable objective appraisal of management’s plans and programs; and be committed to building sound, long-term Company growth. The Nominating and Governance Committee does not have a separate policy on diversity; however, diversity with regards to experience, background, skill sets, gender and racial makeup is one of the criteria to be considered for membership on the Board of Directors. The Nominating and Governance Committee believes the Company has attracted directors representing a diverse base of experience, skills and perspectives.

The Nominating and Governance Committee will consider candidates proposed by the stockholders of the Company, taking into consideration the needs of the Board of Directors and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	the name and address of the proposed candidate;

•	the proposed candidate’s resume or a list of his or her qualifications to be a director of the Company;

•	a description of what would make such person a good addition to the Board of Directors;

•

a description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board of directorships and committee memberships;

•	a confirmation of such person’s willingness to serve as a director if selected by the independent directors and the Board of Directors;

•	the name of the stockholder proposing the candidate, together with information as to the number of shares owned by such stockholder and the length of time of ownership; and

•	any information about the proposed candidate that, under the SEC’s proxy rules, would be required to be included in the Company’s proxy statement if such person were included as a nominee.

The stockholder recommendation and information described above must be sent to the Company’s Secretary at P.O. Box 169, Coppell, Texas 75019, and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the most recent annual meeting of stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Nominating and Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, and the Nominating and Governance Committee believes that the candidate has the potential to be a contributing member of the Board of Directors, the Nominating and Governance Committee would seek to gather additional information from or about the candidate, including through one or more interviews, as appropriate, and a review of his or her accomplishments and qualifications generally in light of any other candidates that the Nominating and Governance Committee may be considering.

EXECUTIVE OFFICERS

Effective April 2, 2013, Paul Zaidins resigned his position as President, Chief Executive Officer and Interim Chief Financial Officer of the Company to pursue other interests. The Board of Directors appointed Anthony Johnston, a director, to serve as the Chairman of the Board, President and Chief Executive Officer.

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title
Anthony B. Johnston	52	Chairman of the Board, President and Chief Executive Officer
David Denton	44	Chief Operating Officer
Stephen P. Slay	50	Chief Financial Officer

The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

David Denton. Mr. Denton, 44, was named Chief Operating Officer of the Company on October 29, 2012 and is responsible for the manufacturing and logistics operations of the Company. He previously was the Operations Manager for Imperial Group, a division of Accuride Corporation. From 2005 until joining Imperial Group, he was Chief Executive Officer of Global CNC Solutions, a precision machined component manufacturer supplying product to aerospace and defense customers. Mr. Denton has a Bachelor’s Degree in Business Management and has more than 20 years of manufacturing experience. He served in the United States Air Force as an Aircraft Machinist and Certified Aircraft Welder, during which he spent the majority of his time in Saudi Arabia in support of Operation Desert Storm.

Stephen P. Slay. Mr. Slay, age 50, has over 25 years of experience as an accounting and finance professional. From 2006 to 2012, Mr. Slay was with DRI Corporation, a public company headquartered in Dallas, Texas and served as its Corporate Controller, Chief Financial Officer and Chief Accounting Officer. Prior to DRI Corporation, Mr. Slay held senior accounting and finance positions at Axtive Corporation, McAfee, Inc., Zane Publishing, Inc., and Greyhound Lines, Inc., all located in the Dallas, Texas area. Mr. Slay started his career with the public accounting firm of Arthur Andersen & Company and is a 1985 graduate of the University of Oklahoma.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table and the accompanying explanatory footnotes set forth the cash and non-cash compensation awarded to, earned by, and paid by the Company to, its principal executive officer and other executive officers who were the most highly compensated executive officers for services rendered in all capacities during the last two fiscal years (the “named executive officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards		All Other Compensation		Total
Paul M. Zaidins (3)	2011	$190,000	$24,000	$13,600	(1)	$12,330	(2)	$239,930
President and Chief Executive Officer	2012	190,000	—	—		13,324	(2)	203,324

David C. Shiring (3)	2011	69,151	—	—		—		69,151
Chief Financial Officer	2012	125,000	20,100	—		—		145,100

David Denton	2011	—	—	—		—		—
Chief Operating Officer	2012	22,276	10,000	—		—		32,276

(1)	Mr. Zaidins was awarded 8,000 shares of Common Stock in February 2011 as a discretionary bonus. The grant date value for the shares was computed in accordance with FASB ASC Topic 718.

(2)

Mr. Zaidins received $2,824 and $4,925 in 2012 and 2011, respectively, as a tax reimbursement related to his stock awards. Mr. Zaidins was allowed exclusive use of autos leased by the Company and for which the Company made lease payments totaling $10,500 and $7,405 in 2012 and 2011, respectively.

(3)	Mr. Zaidins resigned as President and Chief Executive Officer of the Company effective April 2, 2013. Mr. Shiring resigned as Chief Financial Officer of the Company effective February 22, 2013.

Employment Arrangements

Mr. Zaidins resigned as President and Chief Executive Officer of the Company effective April 2, 2013 and Mr. Shiring resigned as Chief Financial Officer of the Company effective February 22, 2013. Both individuals were parties to employment agreements; however, these employment agreements terminated on the effective date of the termination of each individual’s employment. The Company has no continuing obligation with respect to either individual under the employment agreements and paid no severance or termination payments as a result of any provision of the employment agreements.

Effective April 2, 2013, Anthony Johnston was appointed Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Johnston will receive base compensation of $220,000 per year, which includes his compensation as Chairman of the Board of $20,000 but excludes any other compensation relating to his activities on the Board. Mr. Johnston will also be eligible for an annual incentive bonus of up to 50% of his base salary, as determined annually by the Compensation Committee and based upon the Company’s performance. Mr. Johnston also received options to purchase 80,000 shares of the Company’s common stock. The options vest in equal annual installments of 20,000 shares over the next four years. In addition, he received a $15,000 signing bonus, a vehicle allowance and reimbursement of certain relocation-related expenses. If Mr. Johnston’s employment is terminated without cause, he will be entitled to receive a severance payment equal to 12 months of his then current base compensation plus any incentive bonus earned for the year, and all of his stock options will immediately vest. If Mr. Johnston’s employment is terminated within 24 months of a change in control of the Company, he will be entitled to receive a severance payment equal to 24 months of his then current base compensation plus an amount equal to two times the incentive bonus he received for the previous year. In addition, all of his stock options will immediately vest and the Company will pay certain relocation expenses if Mr. Johnston relocates within 24 months of the date of termination.

On February 25, 2013, Stephen Slay was engaged by the Company on a consulting basis and appointed Vice President, Finance, and on April 2, 2013, Mr. Slay was appointed as the Company’s Chief Financial Officer. Mr. Slay’s engagement is governed by a professional services agreement pursuant to which he will be paid at the rate of $100 per hour for work performed. The agreement has an initial term of three months. After the end of the initial term, the services agreement may be terminated upon 30 days’ notice by either the Company or Mr. Slay, and the rate of pay and scope of work of Mr. Slay’s engagement may be renegotiated. Under the agreement, the Company will indemnify Mr. Slay for any acts or omissions made in his capacity as an officer of the Company as though he formally held such title as an employee of the Company.

On October 29, 2012, David Denton accepted an offer to serve as Chief Operating Officer of the Company. Mr. Denton receives a base annual salary of $125,000 plus a signing bonus of $20,000, with $10,000 of the signing bonus paid at acceptance of the offer and $10,000 paid March 31, 2013. In addition, Mr. Denton is eligible for an annual targeted bonus of 30% of his base annual salary and is entitled to participate in all of the Company’s employee benefit plans, subject to certain restrictions.

Outstanding Equity Awards at Fiscal Year-End

The following table shows certain information regarding outstanding equity awards as of December 31, 2012 for the Company’s named executive officers:

	Option Awards					Stock Awards
Number of Securities
		Underlying Unexercised						Equity Incentive
		Options						Plan Awards
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares That Have Not Vested	Market Value of Unearned Shares That Have Not Vested

Paul M. Zaidins	09/06/07	12,000	—	$4.95	09/06/17	—	—	—	—

David C. Shiring	—	—	—	—	—	—	—	—	—

David Denton	—	—	—	—	—	—	—	—	—

Retirement Benefits

The Company’s pension plans for salaried employees (U.S. and Canadian) provide for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee’s eligible lifetime earnings, which includes salaries, commissions and bonuses. The Company’s named executive officers have accrued no benefits under the Company’s pension plans. See Note 10 to the Company’s consolidated financial statements (under Item 8 of the Company’s Annual Report on Form 10-K) for additional information about the Company’s decision, in May 2005, to freeze its obligations under the defined benefit plan for United States employees such that no benefits will accrue under this plan after July 15, 2006.

The Company maintains a 401(K) Plan under which it matches employee contributions at the rate of $0.10 per $1.00 of employee contributions up to a maximum of 10% of employee’s wages.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Travis Wolff, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements and issuing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors the Company’s financial reporting process and reports to the Board of Directors on its findings.

In fulfilling its oversight responsibilities, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with Travis Wolff, its independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3. The Audit Committee has received from Travis Wolff, the Company’s independent registered public accounting firm, the written disclosures regarding the independent registered public accounting firm’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with Travis Wolff the firm’s independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

THE AUDIT COMMITTEE

Mary A. Stanford, Chairperson

Graeme L. Jack

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Travis Wolff as the independent accountants of the Company for the fiscal year ending December 31, 2013. Representatives of Travis Wolff are expected to be present at the Annual Meeting and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so. Travis Wolff has audited our consolidated financial statements since fiscal year 2009.

The following table presents approximate aggregate fees and other expenses for professional services rendered by Travis Wolff for the audit of the Company’s annual financial statements for the years ended December 31, 2012 and 2011 and fees and other expenses for other services rendered during those periods.

	2012	2011
Audit fees	$96,000	$101,000
Audit-related fees	19,000	24,000
Tax fees	—	—
All other fees	—	—

Total	$115,000	$125,000

Audit Fees

Audit fees in 2012 and 2011 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Audit-Related Fees

Audit-related fees in 2012 and 2011 include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under the caption “Audit Fees” above. Audit-related fees in 2012 and 2011 relate to services rendered in connection with the audits of the Company’s employee benefit plans.

Tax Fees

There were no tax fees in 2012 or 2011.

Other Fees

There were no other fees in 2012 or 2011.

Pre-Approval Policies and Procedures

In 2011 and 2012, the only services performed by Travis Wolff for the Company related to the preparation and completion of an audit of the Company’s consolidated financial statements and of the Company’s employee benefit plans. The Audit Committee has determined that the provision of those services is consistent with the Company’s policies and with maintaining the auditor’s independence. All of the services described above were pre-approved by the Audit Committee.

As part of its duties, the Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence. On an annual basis, the Audit Committee will review and pre-approve the services that are expected to be provided by the independent auditor. If a proposed service to be provided by the independent auditor has not been pre-approved during this process, expenditures for those services will require specific approval by the Audit Committee. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors.

BENEFICIAL OWNERSHIP OF STOCK BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership, as of March 20, 2013, of the Company’s Common Stock by (i) all persons or groups known by the Company to be the owner of record or beneficially of more than 5% of our outstanding Common Stock, (ii) each director and nominee of the Company, (iii) each of our named executive officers (identified above under the heading “Summary Compensation Table”) and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, each stockholder identified in the table possesses sole voting and investment power with respect to the shares. Unless otherwise noted, each owner’s mailing address is c/o American Locker Group Incorporated, P.O. Box 169, Coppell, Texas 75019.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Santa Monica Partners, L.P.(3)	164,470	9.7%
1865 Palmer Avenue Larchmont, New York 10538
Mitchell M. Almy(4)	146,156	8.7%
3930 N.E. 26th Avenue, Portland, Oregon 97212
Paul M. Zaidins (5)	67,881	4.0%
David C. Shiring	4,000	*
Craig R. Frank	1,150	*
John E. Harris (6)	103,417	6.1%
Graeme L. Jack	14,117	*
Anthony B. Johnston	1,000	*
Paul B. Luber	129,337	7.7%
Mary A. Stanford	4,986	*
Allen D. Tilley (7)	19,465	1.2%
All directors and executive officers as a group (9 persons)(6)	345,353	20.3%

*	Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and, unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power. Any securities held in the name of, and under, the voting and investment power of a spouse of an executive officer or director have been excluded.

(2)

Calculated based on 1,687,319 shares of Common Stock outstanding on March 20, 2013, plus, for each person or group, any securities that such person or group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3)

Information is based on the Schedule 13D filed on February 21, 2013 by a group consisting of Santa Monica Partners, L.P., its general partner, SMP Asset Management LLC, and the President and sole owner of the general partner, Lawrence J. Goldstein. Santa Monica Partners, L.P. directly owns 82,470 shares and Mr. Goldstein directly owns 82,000 shares.

(4)

Information is based on the Schedule 13D filed on July 11, 2012 by a group consisting of Mitchell M. Almy, Mitchell M. Almy and Diana K. Almy Joint Tenants, Manzanita Capital Inc. FBO Mitchell M. Almy 401-K, National Financial Services FBO Mitchell Almy Individual Retirement Account and Mitchell Securities Corporation of Oregon. Mitchell Almy possesses sole voting power and sole dispositive power with respect to 70,154 shares and possesses shared voting power and shared dispositive power with respect to 76,002 shares owned jointly with Diana K. Almy.

(5)	Includes 43,881 shares held directly, 12,000 shares held indirectly through a self-directed IRA and options to purchase 12,000 shares that are currently exercisable.

(6)	Includes 30,841 shares held directly and 72,576 held indirectly through John E. Harris Rollover IRA, Fidelity Management Trust Company, custodian.

(7)	Includes 19,261 shares held directly and 204 shares held indirectly through Allen D. Tilley 401(k) Plan.

The Company is not aware of any arrangements, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company. No change in control of the Company has occurred since the beginning of the Company’s last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amounts of and changes in their beneficial ownership of our common stock. Based on our review of copies of those reports, we are required to disclose in our proxy statement failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during the previous year.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations by the persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our executive officers and directors during fiscal 2012 were met with the exception of the following: Mr. Zaidins failed to file timely four Form 4’s, which reported nine transactions; Mr. Shiring failed to file timely one Form 3, which reported two transactions; Mr. Harris failed to file timely four Form 4’s, which reported 11 transactions; Mr. Jack failed to file timely one Form 3, which reported one transaction; Mr. Luber failed to file timely one Form 3 and three Form 4’s, which reported 18 transactions; Dr. Stanford failed to file timely one Form 4, which reported one transaction; and Mr. Tilley failed to file timely two Form 4’s, which reported four transactions.

ADDITIONAL INFORMATION

Stockholder Proposals for Next Annual Meeting

The Company currently intends to hold its next annual meeting in May 2014. Subject to Rule 14a-8 of the Exchange Act, any stockholders who desire to submit a proposal (a “Rule 14a-8 Proposal”) for inclusion in the Company’s proxy statement may submit a Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 17, 2013. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials. Proposals received after this date will be included in the Company’s proxy materials or presented at the annual meeting only at the discretion of the Board of Directors.

Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, American Locker Group Incorporated, P.O. Box 169, Coppell, Texas 75019. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders if that nomination is submitted in writing to the Corporate Secretary at the address in the preceding paragraph.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

Anthony B. Johnston
Chairman, President and Chief Executive Officer

April 16, 2013

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 7, 2013.
Vote by Internet
• Go to www.investorvote.com/ALGI
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED “FOR” THE ELECTION
OF DIRECTORS, “FOR” ITEM 2, “FOR” ITEM 3, AND FOR “THREE YEARS” IN ITEM 4.

1. Election of Directors:	01 - Craig R. Frank	02 - John E. Harris	03 - Graeme L. Jack	04 - Anthony B. Johnston	+
	05 - Paul B. Luber	06 - Allen D. Tilley	07 - Mary A. Stanford

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

			For	Against	Abstain
2.	Vote to ratify Travis Wolff, LLP as our Independent public accounting firm for 2013.		☐	☐	☐

		One Year	Two Years	Three Years	Abstain
4.	Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

		For	Against	Abstain
3.	Advisory vote to approve executive compensation.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” ITEM 2, “FOR” ITEM 3, and for “THREE YEARS” in ITEM 4.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the American Locker Group Incorporated Meeting of stockholders.

The Proxy Statement and the 2012 Annual Report to Stockholders

are available at: https://www.proxydocs.com/ALGI

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AMERICAN LOCKER GROUP INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS – MAY 8, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints John E. Harris and Anthony B. Johnston, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of American Locker Group Incorporated Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held May 8, 2013 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)